UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☑	Soliciting Material Pursuant to Sec.240.14a-12

DIAMONDBACK ENERGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following are excerpts of a transcript of Viper Energy, Inc.’s Q4 2023 earnings call held on February 21, 2024.

[See Next Page]

Call Participants

EXECUTIVES

Adam T. Lawlis
Vice President of Investor Relations of
Viper Energy Partners GP LLC

Matthew Kaes Van’t Hof
President of Viper Energy Partners GP
LLC

Travis D. Stice
CEO & Director of Viper Energy
Partners GP LLC

Unknown Executive

ANALYSTS

Derrick Lee Whitfield
Stifel, Nicolaus & Company,
Incorporated, Research Division

Leo Paul Mariani
ROTH MKM Partners, LLC, Research
Division

Neal David Dingmann
Truist Securities, Inc., Research
Division

Paul Michael Diamond
Citigroup Inc., Research Division

Timothy A. Rezvan
KeyBanc Capital Markets Inc.,
Research Division

Question and Answer

[…]

Derrick Lee Whitfield
Stifel, Nicolaus & Company, Incorporated, Research Division

I agree. Quite amazing. Maybe kind of bridging from that topic, with potential inclusion of Endeavor, are you guys aware of any leases or ranches with materially higher NRIs like Spanish Trail? Or is it just uniformly higher from your perspective?

Matthew Kaes Van’t Hof
President of Viper Energy Partners GP LLC

Yes. There's certainly some opportunities. There's the [indiscernible] ranch which we had a little discussion about with Endeavor a few years ago, and they got title to the ranch, but we know the mineral owner there who owns a significant amount of minerals and someone we should be talking to. But I think those are all kind of opportunities that will open up as we get to work with the Endeavor team on what they have and what we have and putting together will truly be a kind of a world-class resource at the upstream angle and the downstream angle -- sorry, the mineral angle.

[…]

Leo Paul Mariani
ROTH MKM Partners, LLC, Research Division

I appreciate some of the commentary there on your expectations for the minerals market to consolidate. Obviously, I think you guys laid out on the Endeavor acquisition call that, Endeavor has roughly a portfolio that's 2/3 the size of VNOM's currently, which obviously is very, very significant. Would you guys be able to kind of just give us a little bit of a high-level plan in terms of how you see that maybe playing out over time to the benefit of VNOM. Certainly seems like there's significant drop-down potential. Is that something you think you could evaluate and kind of do multiple deals over kind of a handful of years? I mean, what do you think kind of the high-level game plan is?

Matthew Kaes Van’t Hof
President of Viper Energy Partners GP LLC

Yes, Leo, I mean, we gave some high-level information on the potential opportunity in the merger deck. I'll say that we can't really say much today on timing or sizing. But very clearly, it's a meaningful position that would differentiate Viper if we could get a deal done at the right time. But I think we're going to have to leave it up to the pro forma board to decide and get the deal closed. And as you know, we don't move slowly. So we'll get working on it quickly, but I can't really give you much until that time comes.

Leo Paul Mariani
ROTH MKM Partners, LLC, Research Division

Okay. And then just in terms of some of the numbers here, I certainly noticed that your G&A is kind of going up per barrel by a fair amount. I'm assuming that's really just the conversion of the C-corp and the additional costs that sort of come on that end?

Matthew Kaes Van’t Hof
President of Viper Energy Partners GP LLC

Yes, that's fair, Leo. We're not adding a ton of people or anything. We run this business pretty lean, but there are some added costs as we now allocate fully between the two, the parent and the sub.

[…]

Timothy A. Rezvan
KeyBanc Capital Markets Inc., Research Division

I have two questions that are sort of related, following up on what's been discussed here. Is it fair to say that despite the Endeavor opportunity coming around the end of 2024, that you are open and willing to transact with third-party minerals this year. I know in the past, the Diamondback history, you haven't been afraid to stack deals when we see opportunities. So are you sort of continuing to be on the prowl now and through 2024.

Matthew Kaes Van’t Hof
President of Viper Energy Partners GP LLC

I think we want to be selective, but certainly something that looks like a GRP, like we did last year would be very interesting to us. I mean, I think although that deal didn't have all Diamondback operations. There is actually a lot of Endeavor permits and units under it, but that visibility and that quality of remaining units in the Midland Basin to us has a lot of value. And if there are deals with a lot of undeveloped value, not just near-term free cash flow accretion that's something we're going to look at. I just don't have direct visibility into what that is today.

Timothy A. Rezvan
KeyBanc Capital Markets Inc., Research Division

Okay. That's helpful. And then related to that and as you think longer term on Endeavor, if you bake in the legacy, the acquired EBITDA on GRP, leverage looks like a little bit over 1x and hard to see a lot of organic deleveraging in the low 70s oil world. So what are your thoughts on the balance sheet and where you are today and maybe where you'd want to be over the medium term to sort of be able to take down bigger opportunities as they come up?

Matthew Kaes Van’t Hof
President of Viper Energy Partners GP LLC

Yes. I think a path towards 1x no matter what the deal looks like is the right way to look at it. We are distributing 75% of free cash. So there's a more limited amount of free cash to go to the balance sheet on a quarterly basis. But generally, minerals, we've proven that the mineral business can delever very quickly. It doesn't mean we're going to lever it up by any means. But security of pure free cash flow, almost regardless of commodity price is a pretty unique way to think about leverage in an oil or commodity-based business.

 Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions.  All statements, other than statements of historical fact, including statements regarding the proposed business combination transaction between Diamondback and Endeavor; future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures), including the proposed transaction; the expected amount and timing of synergies from the proposed transaction; the anticipated timing of the proposed transaction; and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this communication, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining Diamondback stockholder approval, regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the proposed transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Diamondback’s ability to integrate Endeavor’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transaction; risks that the anticipated tax treatment of the proposed transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the proposed transaction on the parties’ business relationships and business generally; risks that the proposed transaction disrupts current plans and operations of Diamondback or Endeavor and their respective management teams and potential difficulties in retaining employees as a result of the proposed transaction; the risks related to Diamondback’s financing of the proposed transaction; potential negative effects of this announcement and the pendency or completion of the proposed transaction on the market price of Diamondback’s common stock and/or operating results; rating agency actions and Diamondback’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; those risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and those risks disclosed in its subsequent filings on Forms 10-Q and 8-K, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/; and those risks that will be more fully described in the definitive proxy statement on Schedule 14A that is intended to be filed with the SEC in connection with the proposed transaction.

In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all.  Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly , you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this communication or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

Additional Information about the Merger and Where to Find It

In connection with the potential transaction between Diamondback and Endeavor, Diamondback expects to file relevant materials with the SEC including a proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, Diamondback  will mail the definitive proxy statement to each stockholder entitled to vote at the meeting relating to the proposed transaction.  This communication is not a substitute for the proxy statement or for any other document that Diamondback  may file with the SEC and send to its stockholders in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DIAMONDBACK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Diamondback  with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Diamondback  will be available free of charge on Diamondback ‘s website at www.diamondbackenergy.com/investors/.

Participants in the Solicitation

Diamondback and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Diamondback’s stockholders in connection with the transaction. Information about the directors and executive officers of Diamondback is set forth in (i) in Diamondback ‘s proxy statement for its 2023 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Stock Ownership” and “Certain Relationships and Related Transactions”, which was filed with the SEC on April 27, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1539838/000130817923000793/fang-20221231.htm, (ii) Diamondback ‘s Annual Report on Form 10-K for the year ended December 31, 2022, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 23, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1539838/000153983823000022/fang-20221231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the SEC when they become available.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.